                                                                    EXHIBIT 32.3

CERTIFICATION

PURSUANT TO RULE 13a-14(b) OR RULE 15d-14(b)

UNDER THE SECURITIES AND EXCHANGE ACT OF 1934

AND 18 U.S.C. SECTION 1350

In  connection  with the  accompanying  Quarterly  Report  on Form  10-QSB  (the

"Report") of Diamond  Entertainment  Corporation (the "Company") for the quarter ended June 30, 2005, I, Fred U. Odaka,  Chief Financial  Officer of the Company,

hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section

906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     (1)  the Report fully  complies with the  requirements  of section 13(a) or

          15(d) of the Securities Exchange Act of 1934; and

     (2)  the  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                            /s/ Fred U. Odaka

                                            --------------------

                                            Fred U. Odaka

                                    Title:  Chief Financial Officer

                                            Date:  August 19, 2005